BROADVIEW FUNDS TRUST

BROADVIEW OPPORTUNITY FUND
Supplement dated October 20, 2017 to the
Statement of Additional Information dated January 27, 2017

This Supplement to the Statement of Additional Information (“SAI”), dated January 27, 2017, for the Broadview Opportunity Fund (the “Fund”), a series of Broadview Funds Trust, revises the disclosure set forth below to reflect that Ms. Angela L. Pingel will replace Ms. Melanie H. Zimdars as the Trust’s Chief Compliance Officer and AML Compliance Officer, and Ms. Zimdars will resign as a member of the Trust’s Valuation Committee, effective as of October 20, 2017.

The following information replaces the information found in the chart titled “Other Officers” in the “Trustees and Officers of the Trust – Management Information” section beginning on page 15 of the SAI:

Name and Year of Birth	Position(s) With the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Other Officers
Richard E. Lane Born: 1955	President and Principal Executive Officer (since 2013); Indefinite Term	President, Broadview Advisors, LLC (since 2001)
Aaron J. Garcia Born: 1977	Treasurer and Principal Financial Officer and Principal Accounting Officer (since 2013); Indefinite Term	Portfolio Manager, Broadview Advisors, LLC (since 2003)
Faraz Farzam Born: 1973	Secretary (since 2013); Indefinite Term	Portfolio Manager, Broadview Advisors, LLC (since 2001)
Angela L. Pingel Born: 1971	Chief Compliance Officer and AML Compliance Officer (since 2017); Vice President and Assistant Secretary (since 2015); Indefinite Term
General Counsel and Chief Compliance Officer, Broadview Advisors, LLC (since 2015); Secretary, Managed Portfolio Series (an open-end investment company) (2011-2015); Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2011-2015)

The following information replaces the information found in the “Trustees and Officers of Trust – Board Committees” section on page 16 of the SAI:

Valuation Committee. The Board of Trustees has a standing Valuation Committee appointed by the Board of Trustees. The members of the Valuation Committee include the Funds’ four portfolio managers (Messrs. Lane, Garcia, Farzam and Whiting) and the Fund’s and the Adviser’s chief compliance officer (Ms. Pingel) as a non-voting member. The Valuation Committee operates under procedures approved by the Board of Trustees. The principal responsibility of the Valuation Committee is to determine the fair value of securities for which current market quotations are not readily available. The Valuation Committee’s determinations are reviewed by the Board of Trustees. The Valuation Committee meets periodically, as necessary. During the fiscal year ended September 30, 2016, the Valuation Committee did not meet.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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